Secured Term Loan Facilities and Revolving Credit Facilities	6 Months Ended
Jun. 30, 2025
Debt Disclosure [Abstract]
Secured Term Loan Facilities and Revolving Credit Facilities
6. Secured Term Loan Facilities and Revolving Credit Facilities

The following table shows the breakdown of all secured term loan facilities, revolving credit facilities and total deferred financing costs split between current and non-current liabilities at December 31, 2024 and June 30, 2025:

	December 31, 2024	June 30, 2025
	(in thousands)
Current Liabilities
Current portion of secured term loan facilities and revolving credit facilities	$252,333	$150,187
Less: current portion of deferred financing costs	(2,246)	(2,598)
Current portion of secured term loan facilities and revolving credit facilities, net of deferred financing costs	$250,087	$147,589
Non-Current Liabilities
Secured term loan facilities and revolving credit facilities net of current portion, excluding amount due to related parties	$508,226	$745,624
Less: non-current portion of deferred financing costs	(3,231)	(4,569)
Non-current secured term loan facilities and revolving credit facilities, net of current portion and non-current deferred financing costs	$504,995	$741,055

On May 2, 2025, the Company entered into a Senior Secured Term Loan and Revolving Credit Facility for up to $300 million (the "May 2025 Facility") with Nordea Bank Abp filial i Norge, Danish Ship Finance A/S, Danske Bank A/S, DNB (UK) Limited, ING Bank N.V. London Branch, and Skandinaviska Enskilda Banken AB (publ). The May 2025 Facility was used to repay the Company’s September 2020 secured loan facility in the amount of $143.4 million that was due to mature in September 2025, and the Company’s October 2013 secured loan facility that was due to mature in May 2027 in the amount of $14.7 million. The May 2025 Facility has a term of six years maturing in May 2031, is for a maximum principal amount of $300 million (split as $230 million term loan and $70 million revolving credit facility), bears interest at Term Secured Overnight Financing Rate (“SOFR”) plus 170 basis points, and is to be repaid through 24 quarterly installments on an age-adjusted 20 to 0 years profile, followed by a final balloon payment of $146.5 million, which balloon payment includes amounts relating to both the Term Loan and Revolving Credit components.

On February 7, 2025, the Company entered into a $74.6 million Senior Secured Term Loan (the “February 2025 Facility”) with Nordea Bank Abp, to partially finance the purchase price of the three Purchased Vessels and used cash on hand to pay the remainder of the total purchase price. The February 2025 Facility is initially non-amortizing, bears interest at a rate of Term SOFR plus 180 basis points and matures after 18 months. At that time the borrower has an option to extend the February 2025 Facility for a further 18 months on payment of a $25 million balloon. Should the borrower take the extension option the February 2025 Facility would become amortizing with repayments made on the basis of an age-adjusted 20 to 0 years repayment profile and would continue to bear interest at Term SOFR plus 180 basis points.